September 21-22, 2020 Exhibit 99.1

Disclaimers Special Note Concerning Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.   For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2020, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Franchise Overview

Diverse Market Segments Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing and transportation. Equity Bancshares ranks in the Top 10 for market share in 22 of the 27 counties served and ranks in the Top 5 in 18 of those counties. Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity Bank operates, including all completed mergers subsequent to June 30, 2019.

Experienced Management Team

Brad Elliott

Chairman & CEO
Years at Equity: 18 | Years in Banking: 31



- Founded Equity Bank in 2002
- 2018 EY Entrepreneur of the Year National Finalist
- 2014 Most Influential CEO, *Wichita Business Journal*
- Served as Regional President of Sunflower Bank prior to forming Equity Bank
- Previously served as Director of Sales and Marketing for Koch Industries

Greg Kossover

Chief Operating Officer
Years at Equity: 7 | Years in Banking: 20



- Became COO in April 2020
- Served as CFO from 2013 to 2020
- EQBK Board of Directors, 2011-current
- Previously served as president of Physicians Development Group
- Previously served as CEO of Value Place, LLC, growing the franchise to more than 150 locations in 25 states

Eric Newell

Chief Financial Officer
Years in Banking: 18



- Joined Equity Bank in April 2020
- Previously served as CFO at United Bank in Hartford, CT ($7.3bn assets)
- CFO and head of Treasury at Rockville Bank, Glastonbury, Conn.
- Analyst for AllianceBernstein and Fitch
- Began career as examiner with FDIC

Craig Anderson

President
Years at Equity: 2 | Years in Banking: 38



- Became President in April 2020
- Served as COO from 2018 to 2020
- Joined Equity Bank in March 2018
- Previously served as President of UMBF Commercial Banking
- More than 38 years of banking experience, concentrated in commercial lending roles

4

Experienced Senior Leadership Team   Team Member Role Years with EQBK Years in Banking   Julie Huber EVP, Strategic Initiatives 17 26   Craig Mayo EVP, Chief Credit Officer 2 36   Brett Reber EVP, General Counsel 2 2   Mark Parman EVP, President - Kansas City and Director of Metro Banking 10 39   Gaylyn McGregor EVP, Director of Trust & Wealth Management 2 30   Patrick Harbert EVP, Community Markets, Sales & Service 17 25   John Blakeney EVP, Chief Information Officer 3 32   Tina Call SVP, Chief Risk Officer 4 31   John Hanley SVP, Senior Director of Marketing 7 15   Patrick Salmans SVP, Human Resources Director 8 24   Brad Daniel SVP, Chief Deposit Strategy Officer 1 26   Jeremy Allen SVP, Director of Operations 1 23   Thad VanHiel SVP, Director of Special Assets 1 23   Peter Shriver SVP, Senior Lending Officer 2 35   David King SVP, Regional President - Wichita 8 20   Jeff Mindling SVP, Regional Credit Officer 1 33   Joshua Means SVP, Regional President - Western Missouri 2 17   Richard Lehrter SVP, President - Tulsa 1 35

Board of Directors

Core Components of EQBK's Story

Performance

- **Proven Acquirer and Integrator**
  - ✓ Successful track record
  - ✓ Disciplined merger metrics
  - ✓ Ability to integrate, operate and enhance revenue
- **Growth in Commercial Banking Franchise**
  - ✓ Commercial banking customers comprise ~70% of loans
  - ✓ Three metro markets and four-state presence
  - ✓ Manufacturing, transportation, entertainment, commercial construction
- **Strong Operating Performance**
  - ✓ Above peer asset quality through cycles
  - ✓ 6.5% Core EPS[(1)] CAGR between 12/31/2015 and 12/31/2019
  - ✓ Improved non-interest expense as a percent of average assets from 2.81% for the year ended 12/31/2015 to 2.50% for the year ended 12/31/19

Opportunity

Focused on core deposit gathering across four-state footprint and deploying funding into higher growth lending markets

- **Growth Oriented Business Plan**
  - ✓ Focus on commercial banking
  - ✓ Continue organic and acquisition initiatives
  - ✓ Leverage efficient, scalable infrastructure
  - ✓ Enhance revenue through identified synergies
  - ✓ Hire talented, entrepreneurial employees
  - ✓ Continue offering sophisticated, improved and customized banking products
  - ✓ Gathering low cost deposits and deploying into our growing target lending markets
  - ✓ Leveraging infrastructure to achieve efficiencies
- **Management Team**
  - ✓ Large bank experience with community bank care
  - ✓ Success in attracting clients from larger banks
  - ✓ C-Suite and top-line managers have significant ownership
  - ✓ Top-shelf credit culture

(1) Adjusted for merger expenses and the specific credit impairment discussed in the Company's first quarter 2019 Form 10-Q.
(2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

7

Continue Building Value via Strategic Execution

Phase I	Phase II	Phase III	Phase IV
Start-Up 2003 - 2007	*Growth* 2008 - 2011	*Leverage Infrastructure Profitably* 2012 - 2016	*Platform for Best in Class* 2017-present
2003-2004 Acquisition of National Bank of Andover Rebrand as Equity Bank	**2008** Ellis State Bank acquisition (Ellis/Hays) Branch opened in Lee's Summit, MO	**2012** First Community Bancshares (FCB) merger $20.4M Capital Raise	**2017** Closed Prairie State merger (March) Hired CIO: John Blakeney Closed Patriot Bank merger (November) Closed Eastman Bank merger (November)
2005 Purchase of 2 Wichita branches from Hillcrest Bancshares	**2009** $8.8MM of TARP issued Opened 2 branches in Overland Park, KS	**2013** Integrate FCB and double earnings CFO and CRO roles filled Implement repositioning initiatives	**2018** Hired President: Craig Anderson, CCO: Craig Mayo Closed Kansas Bank Corporation merger (May) Closed Adams Dairy Bank merger (May) Closed City Bank and Trust merger (August)
2006 Charter of FNB of Sarcoxie, MO acquisition Acquisition of Mortgage Centre, LLC Opened 2 branches in MO	**2010** $20.0M Capital Raise to fund growth	**2014** Repurchased 1.3mm shares Refinanced TARP with Loan Close/Sell 3 branches and opened branch at Waterfront	**2019** Hired Gaylyn McGregor, Director of Trust and Wealth Management Implemented Q2 digital banking platform Closed acquisition of three branches in Guymon and Cordell, Oklahoma from Mid-First Bank (February)
2007 Signature Bank KC acquisition	**2011** Repaid TARP with SBLF Purchase of 4 branches from Citizens Bancshares (Topeka)	**2015** First Independence (FFSL) merger IPO	**2020** Hire of Eric Newell as CFO, transition of Greg Kossover to COO and Craig Anderson to President. Consolidated three branches. Completed $75MM subordinated debt issuance, bolstering capital in uncertain times while not diluting current shareholders.
		2016 Community First (CFBI) merger Completed $35.4M private placement capital raise (PIPE)	

Total Assets $287MM (1) → $610MM (2) → $2.2B (3) → $4.2B (4)

Note: Gray shading indicates capital activity.
(1) Data as of 12/31/2007.
(2) Data as of 12/31/2011.
(3) Data as of 12/31/2016.
(4) As reported for the quarter ended 6/30/2020.

8

M&A Strategy

Proven Track Record of Executing on M&A Since July 2015, EQBK has announced and integrated 8 whole bank acquisitions First Independence Corp. Community First Bancshares Prairie State Bancshares Eastman National Bancshares Cache Holdings, Inc. Kansas Bank Corporation Adams Dairy Bancshares City Bank & Trust Company Total Assets ($mm) $134 $475 $149 $254 $320 $310 $127 $172 Ann. Date 7/28/2015 7/14/2016 10/20/2016 7/17/2017 7/17/2017 12/18/2017 12/18/2017 6/12/2018 Closing Date 10/9/2015 11/10/2016 3/10/2017 11/09/2017 11/09/2017 5/4/2018 5/4/2018 8/23/18 Days to Close 73 119 141 115 115 137 137 72 P / TBV (%) 105% 153% 140% 176% 176% 141% 153% 141% P / Earnings 31.5x 10.6x 12.0x 11.8x 12.6x 17.0x 16.7x 15.5x Core Deposit Premium (%) 0.8% 6.7% 6.6% 9.8% 11.0% 6.3% 7.4% 4.5% Pricing Multiples EPS Impact (%) Accr. 25% 6% 8% 6% 3% 2% 5% TBV Dil. (%) - (9%) (1%) (3%) (2%) (2%) (1%) (2.8%) TBV Earnback < 1 yr 3.5 yrs 1.3 yrs 2.8 yrs 2.8 yrs 2.8 yrs 2.7 yrs 2.8 yrs Transaction Impact Source: Company filings

Uniquely Positioned for Growth There are over 500 banks with deposits less than $750MM in our operating market.

2020 Results

Diluted earnings per share of $0.11 for 2Q 2020 Net income to common stockholders was $1.7 million Pre-tax, pre-provision income was $14.7 million EQBK Capital Ratios as of 6/30/2020: Leverage Ratio of 8.52%, or 9.41% adjusted to exclude PPP loans Total Risk-Based Capital Ratio of 15.33% Tangible Common Equity to Tangible Assets of 8.00%(1), or 8.81% adjusted to exclude PPP loans Tangible common book value per share of $21.29(1) Provision for loan losses was driven higher by continued economic uncertainty due to the COVID-19 pandemic Realized NIM, adjusted for PPP loan impact, expansion Y/Y to 3.65% for Q2 Completed a subordinated debt offering in the amount of $42M to bolster capital without diluting current shareholders. Note: a further issuance under the offering of $33M was completed following quarter end, for a total of $75M 2020 Second Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Proactive response to the COVID-19 pandemic for the benefit of our customers, personnel, communities, and shareholders. Raised protective and productive capital in a challenging environment without diluting current shareholders. Continued to enhance enterprise value, through developing strong relationships with current and future customers as we all work to determine and address the impacts of the current environment.

Operating Performance Trends – Year-over-Year Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Periods prior to 2019 adjusted to exclude merger expenses. 2019 results adjusted for merger expenses, first quarter identified specific impairment charge, and FDIC premium credit received in the third quarter. First and second quarter 2020 results adjusted to exclude additional provisioning as a response to COVID-19 economic uncertainty ($9.94M and $11.60M, respectively). Second quarter 2020 also adjusted to exclude fee and interest income associated with PPP loans. (3) (3)

Operating Performance Trends – Quarter-over-Quarter Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin (3) (3) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. 2019 results adjusted for merger expenses and FDIC premium credit received in the third quarter. First and second quarter 2020 results adjusted to exclude additional provisioning as a response to COVID-19 economic uncertainty ($9.94M and $11.60M, respectively). Second quarter 2020 also adjusted to exclude fee and interest income associated with PPP loans.

Interest Income & Net Interest Margin Performance Notes: Exclusive of PPP loan impact margin was down 2 bps Q/Q driven by reduced loan volume and reduced accretion. Y/Y adjusted NIM is up 23 bps. Downward movement in stated NIM of 3.49% was primarily driven by material levels of PPP loan balances and associated low yield. (2) Second quarter 2020 excludes the impact of the PPP loans, including these assets interest earning asset yield would be 4.03% and NIM would be 3.49%. Includes Non-interest bearing deposits. (1) (1)

Margin Dynamic – Adjusted to Exclude PPP Loans EQBK begins raising deposit rates, with a focus on locking in time deposits at fixed rates to get ahead of the curve. 6/30 – 12/31/18 – EQBK reduced exposure to FHLB advances by $275M from $600M to $325M as market rates continued to rise. (1) (1) Second quarter 2020 results are adjusted to exclude the impact of PPP loans, including these assets NIM would be 3.49%.

Successfully Managing Profitability Does not include gains on sales and settlement of securities. Does not include merger expenses. Q/Q and Y/Y reductions in service charge levels driven by reduced transaction activity stemming from COVID pandemic control efforts by federal and state authorities throughout our footprint. Mortgage banking activity is up Y/Y and Q/Q as Bank personnel took advantage of opportunity presented by the marketplace. Non-Interest Income(1) ($000s) Non-Interest Expense(2) ($000s) Specific expense categories are flat to declining Q/Q as well as Y/Y. The Q/Q reduction was driven by the capitalization of costs associated with PPP loan origination as deferred costs on the associated credits. The Q/Q reduction in Professional services was driven by reduced costs to consultants and accountants as well as attorneys associated with the workout of credits.

Tangible Book Value Tangible Book Value per Share(1) and Total Assets TBV CAGR 2016 - 2Q 2020: 7.29% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time IPO * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

Deferral Program – COVID Relief With the onset of the pandemic associated with COVID-19, as a service to our customers, management implemented a payment deferral program. Regulatory guidance encouraging financial institutions to work prudently with their customers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19 was released on April 7, 2020. Management worked closely with our primary regulatory bodies in developing and applying our deferral program. The Bank offered three month principal and interest as well as six month interest only deferrals. These were not automatic, each was reviewed by Bank personnel to ensure the borrower was at risk of reduced performance specifically due to the potential implications of the pandemic. As of each of the dates identified below, loans not on a deferral program, as a percentage of total loans adjusted to exclude PPP, were or are projected to be as follows: (1) Projection based on management’s discussion with borrowers, as well as structure of current deferral agreements.

Deferral Program – COVID Relief 22 Following the emergence of the pandemic and implementation of relief efforts for our borrowers, management has stayed closely connected with our customers to understand current and expected, prospective impact on their businesses. Based on these touch points and actual performance, the portion of the loan portfolio which was deferred, has been categorized by perceived risk within the below summarized categories. Category 1: Loans for which the original 90 day deferral has ended and the borrower has returned to full payments. Category 2:  Loans on which modification has not yet expired, but projections show they will be able to revert to original repayment terms at expiration. Further, the Bank has received specific communication from the borrower that an additional modification will not be needed and the loan will return to regular payments once the modification expires. Category 3: Loans in a second 90 day deferral period for which projections show they will be able to revert to original repayment terms at expiration, but there has been no specific communication that they will do so.   Category 4: Loans in the original 6 month interest only modification which do not meet the criteria of ‘Category 2’ above.   Category 5: Loans for which projections show return to original terms, but not at end of the deferral period. Guarantors and / or collateral fully support the credit. Based on specific communication with the borrower, management believes the borrower will perform as agreed following expiration of the deferral period. A: Loan deferral period has expired and the borrower has returned to full payments. B: Loan deferral period has not yet expired. Category 6: Loans for which financial projections do not support the return to regular payments or collateral deterioration appears likely, which would result in an inability to fully support the credit. Guarantors are engaged and cooperative.   Category 7: Financial projections do not support return to regular payments or collateral deterioration is likely which would result in an inability to fully support the credit. Guarantors lack capacity and / or are unwilling / unable to develop new operating strategies.

COVID-19 Deferral Update – Select Industries 23 HOTELS RESTAURANTS

COVID-19 Deferral Update – Select Industries 24 RETAIL C&I MANUFACTURING

Total Loans by Purpose(1, 2) Gross Total Loans ($000s) $2,575,408 $2,556,652 $1,383,605 $2,117,270 Year-to-Date Loan Yield 4.98% 5.43% 5.74% 5.73% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement. June 30, 2020 composition percentages exclude the impact of PPP loans. For the Year-to-Date period ended June 30, 2020 yield has been adjusted to exclude PPP loans, including these loans yield would be 5.05%. $2,806,334 5.25%(2)

Allowance for Loan Losses As provided for in the CARES Act, the Company elected to defer CECL implementation in favor of the historic probable, incurred methodology. The Company was prepared to implement the standard prior to the emergence of this pandemic. The primary driver of the decision was comparability of results and familiarity with the current process allowing the Company to focus on best serving our customers, community, people, and stockholders. The Company also took into consideration the level of uncertainty related to the economic forecast period, the lack of usable forecasting data available for a similar event on a worldwide scale, the level of variability in the possible outcomes tied to duration of the economic event and how effective the governmental response to the economic event would be, in reaching our decision to utilize the historic, proven methodology. During the second quarter of 2020, the Company recorded a $12.5M provision for loan loss to account for the additional uncertainty and risk associated with the current economic environment through adjustment of our qualitative factors within the probable, incurred methodology.

Asset Quality – Year-over-Year Nonperforming Assets 1.43% NPAs / Assets 1.52% Net Charge-Offs (NCO)/ Average Loans $1.19 $0.89 NCO ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $1.01 0.98% 1.37% $0.59 68.5% 75.9% Purchased impaired loans classified as non-accrual that are current 37.3% 1.19% $17.58 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $2.40(1) (3) 45.3%

Asset Quality – Quarter-over-Quarter Nonperforming Assets NPAs / Assets 1.61% Net Charge-Offs (NCO)/ Average Loans $6.70 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Bank Regulatory Capital $9.54 1.40% 1.22% $0.26 62.5% 37.3% Purchased impaired loans classified as non-accrual that are current 45.3% 1.19% $0.58 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. No impact on 2020 periods. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $0.30(1) 45.7% 54.6% $1.70 (1) (2) $0.19(1) 1.37% $0.34

Total Deposits Total ($000s) $3,123,447 $3,063,516 $2,382,013 Year-to-Date Cost of Deposits* 0.68% 0.96% 1.30% * Includes interest and non-interest bearing deposits. $2,960,397 0.91% $3,247,267 0.69%

Appendix

Selected Income Statement Data Selected Income Statement Data ($000s) YTD 06/30/20 12/31/19 12/31/18 12/31/17 12/31/16 12/31/14 2013 Interest income $78,490 $,175,499 $,161,556 $,102,693 $61,799 $46,794 $46,845 Interest expense 13504 49641 36758 16691 9202 5433 5610 Net interest income 64986 125858 124798 86002 52597 41361 41235 Provision for loan losses 22440 18354 3961 2953 2119 1200 2583 Net interest income after provision 42546 107504 120837 83049 50478 40161 38652 Other income 11038 24988 19725 15440 10466 8674 7892 Other expense 49695 99635 94387 67463 47075 35645 35137 Income (loss) before income taxes 3889 32857 46175 31026 13869 13190 11407 Income taxes 942 7278 10350 10377 4495 4203 3534 Net income (loss) 2947 25579 35825 20649 9374 8987 7873 Less: dividends and discount accretion on preferred stock 0 0 0 0 1 708 978 Net income (loss) allocable to common stockholders $2,947 $25,579 $35,825 $20,649 $9,373 $8,279 $6,895

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks. Includes Federal Reserve Bank and Federal Home Loan Bank stock. Includes loans held-for-sale. Selected Balance Sheet Data ($000s) ASSETS 12/31/14 06/30/20 12/31/19 12/31/18 12/31/17 12/31/16 Cash and cash equivalents (1) $37,702 $,180,538 $91,789 $,197,809 $55,691 $38,845 Investment securities (2) 318314 839750 942263 946445 722107 578093 Net loans(3) 720810 2777058 2550353 2566926 2111125 1382003 Other assets 97689 407923 365173 350536 281586 193251 Total assets $1,174,515 $4,205,269 $3,949,578 $4,061,716 $3,170,509 $2,192,192 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,981,177 $3,247,267 $3,063,516 $3,123,447 $2,382,013 $1,630,451 Borrowings 70370 452032 383632 464676 401652 293909 Other liabilities 5239 26204 24370 17652 12700 9868 Total liabilities 1056786 3725503 3471518 3605775 2796365 1934228 Stockholders' Equity 117729 479766 478060 455941 374144 257964 Total liabilities and stockholders' equity $1,174,515 $4,205,269 $3,949,578 $4,061,716 $3,170,509 $2,192,192

Capitalization (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position 06/30/20 12/31/19 12/31/18 12/31/17 12/31/16

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share As of and for the years ended Non-GAAP Financial Measures (Unaudited) (Dollars in thousands, except per share data) YTD June 30, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2012 Total stockholders’ equity $,479,766 $,478,060 $,455,941 $,374,144 $,257,964 $,138,169 Less: goodwill ,136,432 ,136,432 ,131,712 ,104,907 58,874 18,130 Less: core deposit intangibles, net 18,131 19,907 21,725 10,738 4,715 1,957 Less: mortgage servicing asset, net 2 5 11 17 23 Less: naming rights, net 1,152 1,174 1,217 1,260 0 0 Tangible common equity $,324,049 $,320,542 $,301,276 $,257,222 $,194,352 $86,198 Common shares outstanding at period end (1) 15,218,301 15,444,434 15,793,095 14,605,607 11,680,308 7,431,513 Book value per common share (1) $31.525595399906994 $30.953546112470033 $28.869642080922077 $25.61646359511111 $22.085376515756259 $14.301932863469389 Tangible book value per common share (1) $21.293375653432008 $20.75453202105043 $19.076438152243114 $17.611181787925695 $16.639287251671785 $11.598983948490705 Total assets $4,205,269 $3,949,578 $4,061,716 $3,170,509 $2,192,192 $1,188,850 Less: goodwill ,136,432 ,136,432 ,131,712 ,104,907 58,874 18,130 Less: core deposit intangibles, net 18,131 19,907 21,725 10,738 4,715 1,957 Less: mortgage servicing asset, net 2 5 11 17 23 Less: naming rights, net 1,152 1,174 1,217 1,260 0 0 Tangible assets $4,049,552 $3,792,060 $3,907,051 $3,053,587 $2,128,580 $1,168,763 Tangible common equity to tangible assets 8.0020950465631749E-2 8.4529780646930688E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested, but unissued RSU shares. Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the three months ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2017 March 31, 2016 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,264,736 $,153,929 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 65,185 20,616 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,199,551 $,133,313 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 4,864 3,439 3,814 Amortization of core deposit intangible 218 218 218 87 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -76 -30 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $5,006 $3,496 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10173895951967722 0.10547234826937482 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $15,226 $9,689 $22,900 Less: merger expenses 926 926 926 0 1,519 Less: loss on debt extinguishment 0 0 0 58 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $14,300 $9,631 $21,381 Net interest income $19,893 $19,893 $19,893 $12,758 $25,570 Non-interest income $3,339 $3,339 $3,339 $2,697 $4,826 Less: net gains on sales and settlement of securities 13 13 13 420 3 Less: net gain on acquisition 0 0 0 0 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $3,326 $2,277 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 Mar. 2018 2017 2016 Total stockholders’ equity $,381,487 $,381,487 $,374,144 $,257,964 Less: preferred stock 0 0 0 0 Less: goodwill ,103,412 ,103,412 ,104,907 58,874 Less: core deposit intangibles, net 10,355 10,355 10,738 4,715 Less: mortgage servicing asset, net 16 16 17 23 Less: naming rights, net 1,249 1,249 1,260 0 Tangible common equity $,266,455 $,266,455 $,257,222 $,194,352 Common shares outstanding at period end (1) 14,621,258 14,621,258 14,605,607 11,680,308 Book value per common share $26.091256990335577 $26.091256990335577 $25.61646359511111 $22.085376515756259 Tangible book value per common share $18.223808101874681 $18.223808101874681 $17.611181787925695 $16.639287251671785 Total assets $3,176,062 $3,176,062 $3,170,509 $2,192,192 Less: goodwill ,103,412 ,103,412 ,104,907 58,874 Less: core deposit intangibles, net 10,355 10,355 10,738 4,715 Less: mortgage servicing asset, net 16 16 17 23 Less: naming rights, net 1,249 1,249 1,260 0 Tangible assets $3,061,030 $3,061,030 $3,053,587 $2,128,580 Tangible common equity to tangible assets 8.7047497084314751E-2 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) YTD June 30, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Total average stockholders' equity $,483,605 $,463,445 $,420,453 $,293,798 $,168,822 Less: average intangible assets and preferred stock ,156,194 ,158,410 ,139,131 76,320 25,883 Average tangible common equity $,327,411 $,305,035 $,281,322 $,217,478 $,142,939 Net income allocable to common stockholders $1,689 $25,579 $35,825 $20,649 $9,373 Amortization of intangibles 986 3,218 2,492 1,070 419 Less: tax effect of amortization of intangibles (1) 207 676 523 375 147 Adjusted net income allocable to common stockholders $2,468 $28,121 $37,794 $21,344 $9,645 Return on average tangible common equity (ROATCE) (2) 3.0317374059642951E-2 9.2189420886127818E-2 0.13434427453238637 9.8143260467725466E-2 6.7476336059437939E-2 Non-interest expense $23,937 $99,635 $94,387 $67,463 $47,075 Less: merger expenses 0 915 7,462 5,352 5,294 Less: loss on debt extinguishment 0 0 0 0 58 Non-interest expense, excluding merger expenses and loss on debt extinguishment $23,937 $98,720 $86,925 $62,111 $41,723 Net interest income $32,891 $,125,858 $,124,798 $86,002 $52,597 Non-interest income $5,732 $24,988 $19,725 $15,440 $10,466 Less: net gains (losses) from securities transactions 4 14 -9 271 479 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $5,728 $24,974 $19,734 $15,169 $9,987 Efficiency ratio 0.6198244387477666 0.65450302323114462 0.60142390612459529 0.61392098526257521 0.66667199284162082 ____________________ (1) Tax rates used in this calculation were 21% for 2020, 2019 and 2018. Tax rates used were 35% for previous years. (2) Annualized

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